Exhibit 10.4
CKE Restaurants, Inc.
Amendment No. 3
To
Employment Agreement
     This Amendment No. 3 (the “Amendment”) to Employment Agreement is made effective as of June 11, 2007, by and between CKE Restaurants, Inc. (the “Company”) and Noah J. Griggs (the “Employee”).
R E C I T A L S:
     A. The Employee initially entered into an Employment Agreement, dated as of January 2004, with Hardee’s Food Systems, Inc., which Employment Agreement has been amended on December 6, 2005 and March 20, 2007, and all of which have been assumed by the Company (the “Agreement”).
     B. The Company and Employee now desire to amend the Agreement as set forth below.
AGREEMENT
     1. Employment and Duties. Section 1 of the Agreement shall read in its entirety as follows:
     “1. Employment and Duties. Subject to the terms and conditions of this Agreement, the Company employs the Employee to serve in an executive and managerial capacity as Executive Vice President and Director of Training of the Company, and the Employee accepts such employment and agrees to perform such reasonable responsibilities and duties commensurate with the aforesaid positions as directed by the Company’s Board of Directors or as set forth in the Articles of Incorporation and the Bylaws of the Company. Any change in such titles or delegation of duties inconsistent with such titles without the consent of Employee, shall be deemed a termination without cause under Section 7(b) below.”
     2. Definitions. Terms used but not defined in this Amendment shall have the respective meanings assigned to them in the Agreement.
     3. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which shall constitute one Amendment.
     4. Terms and Conditions of Agreement. Except as specifically amended by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.
[Signature Page Follows]

     IN WITNESS WHEREOF, this Amendment is executed by the undersigned as of the date first written above.

/s/ Noah J. Griggs
Noah J. Griggs

CKE Restaurants, Inc.
By:	/s/ Andrew F. Puzder
Andrew F. Puzder,
President and Chief Executive Officer

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